                                                                    EXHIBIT 10.8

Certain portions of this Exhibit have been deleted and filed separately with the Commission pursuant to Rule 406. (Spaces corresponding to deleted portions appear in brackets with asterisks.)
                                                               December 11, 1991

                            PLATE MATERIAL AGREEMENT

                               PRINTWARE - GAISSER

PURPOSE: The purpose of this agreement is to establish the criteria for a business relationship between PRINTWARE, Inc., a Minnesota Corporation, having its principal offices at 1385 Mendota Heights Road, St. Paul, Minnesota 55120, herein after referred to as "PRINTWARE," and E. J. Gaisser, Inc., a Connecticut Corporation, having its principal offices at 49 Liberty Place, Stamford, CT, 06904 hereinafter referred to as "Gaisser," for the distribution of electrostatic material for use in the PRINTWARE 1440 plate imager and its variations. This agreement clarifies and supersedes the Plate Material Agreement dated April 21, 1988.

CONFIDENTIALITY: Certain trade information, 1440 plate imager information, and future product information shall be kept confidential per Attachment A.

PRODUCTS: Products include "Economy grade plate material" and "Premium-grade plate material." Future products may be added by mutual agreement.

PRODUCT QUALITY: The plate material to be initially supplied by Gaisser shall be of customer acceptable quality, and shall meet the specifications per Attachment B. Future specifications may define additional materials. In the event that materials do not meet the specifications or standards of customer acceptable quality, Gaisser shall accept the returned material for credit. Gaisser shall not be held liable for consequential damages as a result of defective plate material.

EXCLUSIVITY: PRINTWARE shall make its reasonable best efforts to market and sell the Gaisser plate materials. Gaisser shall not, independently of PRINTWARE, distribute or provide for distribution electrostatic infrared-sensitive material usable in the PRINTWARE 1440 plate imager or its variations.

MINIMUM PURCHASE: In consideration of such exclusivity, and subject to PRINTWARE's continued determination that the materials are of acceptable quality, PRINTWARE agrees to purchase a minimum of $600,000 in plate material from Gaisser in each year beginning January 1, 1992. If the minimum purchase quantities are not met without good cause, Gaisser's only remedy is relief from exclusivity restrictions.

PLATE MATERIAL PRICE: The price of Premium-grade plate material shall not exceed $0.12/square foot and the price of the Economy-grade plate material shall not exceed $0.091/square foot for the period ending June 30, 1992.

PLATE MATERIAL PRICE ADJUSTMENTS: Subsequent price increases shall not exceed the sum of 80% of the change in the Producer Price Index in the period between plate material price adjustments as reported by the U.S. Department of Commerces, and 20% of the change in the average price paid by Gaisser for raw paper stock from the previous plate material price adjustment. Gaisser shall provide evidence, such as invoices, of price changes in raw paper stock. Price adjustments shall occur on June 30, 1992 and then annually beginning January 1, 1993.

DYE SUPPLY: In consideration of exclusivity, PRINTWARE agrees to supply infrared-sensitive dyes to Gaisser for use in the plate materials at PRINTWARE'S then current standard cost. The standard cost of the dye as of November 8, 1991, was $6.54/gram.

PRINTWARE SUPPORT: In consideration of exclusivity during the term of this agreement, PRINTWARE agrees to provide production support to Gaisser including the loan of a 1440 plate imager, and reasonable technical support of the refinement and production of the plate material by PRINTWARE personnel.

TERM: The term of this Agreement shall extend from the date shown above until the first to occur of the following dates: (a) the date, if any, mutually agreed to in writing by both parties for the termination of the term of this Agreement; (b) either party defaults in the performance or compliance with any material provision of this Agreement and such default has not been remedied within thirty days after the date the other party gives written notice to the defaulting party; or (c) either party ceases to function as a going concern.

ENFORCEABILITY: Delay or failure of either party in exercising any right hereunder or partial or single exercise thereof, shall not be deemed to constitute the waiver of that right. If any provision of this Agreement shall become inoperative or unenforceable as applied in any particular case or becomes in conflict with any other provisions hereof, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case or circumstances. The invalidity of any provision of this Agreement shall not affect the remaining provisions of this Agreement.

EXCUSABLE DELAYS AND DEFAULT: Either party shall be excused from any delay or failure in performance hereunder caused by reason of any occurrence of contingency beyond its reasonable control, including, but not limited to an act of God, earthquake, labor disputes, fiats, governmental requirements, inability to secure materials and transportation difficulties. The obligations and rights of the party so excused shall be extended on a day-to-day basis for the time period equal to the period of such excusable delay.

GOVERNING LAW/ARBITRATION: All disputes and controversies arising out of the performance of this Agreement shall be settled by arbitration in Chicago, Illinois as a neutral venue. The arbitrators shall have substantial familiarity with the subject matter at issue.

WARRANTY: Gaisser warrants its products conform to the statements made in Attachment B; to meet customer acceptable quality standards; to be free of defects in material and workmanship for a period of eighteen months from the date of sale by Gaisser; not to infringe a valid U.S. Patent; and to be free of title encumbrance. Gaisser will credit PRINTWARE's account upon determination of defective material.


PAYMENT: Payment for purchase orders shall be net thirty (30) days from the date of shipment.

COMPLETE AGREEMENT AND AMENDMENT: This Agreement contains the entire agreement of the parties, and no representation, inducements, promises or agreements, oral or otherwise, among the parties not embodied herein shall be of any force or effect; provided, however, that the terms of this Agreement may be changed, amended, or waived by a subsequent writing signed each of the parties hereto.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the 12th day of December, 1991.

PRINTWARE, Inc.                         E. J. Gaisser Inc.


By   /s/ Daniel Baker                   By    /s/ James H. Gaisser    12-16-91
  ----------------------------------      ------------------------------------

  Its      Vice President                 Its    President
     -------------------------------         ---------------------------------

ATTACHMENT A: CONFIDENTIAL INFORMATION

Printware Confidential Information Includes, but is not limited to the following items:

1.   Plate Material Specification P/N 802222

2.   Printware Customer Lists

3.   Pricing of Plate Material Sold by Gaisser to Printware

4.   Printware Customer Pricing

                                  ATTACHMENT B


                                 PRINTWARE INC.

                                     1440 PS

                          ELECTROSTATIC PLATE MATERIAL

                       PART NUMBER 802222-TAB   REV 5/1/91

                              CONFIDENTIAL MATERIAL
                        NON-DISCLOSURE AGREEMENT REQUIRED

                                      PRINTWARE
                             ELECTROSTATIC PLATE MATERIAL

                                 P/N 8022222-TAB REV

1.0 SCOPE

This document establishes the requirements for the lithographic printing plate to be used in the Printware Model 1440es Platemaker.

A lithographic Electrostatic printing plate consists of an offset master base paper and an eletrophotographic layer. It is to be imaged in the Printware Model 1440es Platemaker in the following sequence:

    Charging
    Exposure by laser diode
    Liquid electrostatic toner development
    Heating to dry and fuse the toner

This printing plate will be run on commercially available manual and automatic offset presses after the plate has been treated with an electrostatic conversion solution.

For purposes of periodic audits, characterization and qualification, evaluations shall be made to the limits of this document and specified reference documents.

Specified values within this specification without tolerances shall be regarded as nominal values.

2.0 DOCUMENTS

Applicable documents, of issue in effect on the date of invitation for bid, form a part of this specification.

Order of precedence shall be as follows:

2.1 Applicable OEM Purchase Agreement
2.2 This Document
2.3 MIL-STD-105D, Sampling Procedure and Tables for Inspection by Attributes

                                      PRINTWARE
                             ELECTROSTATIC PLATE MATERIAL

                                    P/N 802222-TAB

3.0 REQUIREMENTS

3.1 PHYSICAL

Configuration - Rolls

Winding - Infrared sensitive or coated side out.

Length - 400 feet.

Roll Diameter - Not to exceed 7.5 inches.

Core Diameter - 3 3/4'' ID, 4 1/4'' OD.

Roll Width - as indicated + or - 1/64 inch

Core Width - Roll width + 0 -1/8 inch.

Width of roll; economy grade:

                           Rolls                                   Rolls
Dash No.    Roll Width    Per Box        Dash No.  Roll Width     Per Box
- --------    ----------    -------        --------  ----------     -------
- -001           8 inch        2              -101      8 inch         2
- -002           9 inch        2              -102      9 inch         2
- -003          10 inch        2              -103      10 inch        2
- -004          11 inch        2              -104      11 inch        2
- -005          12 inch        2              -105      12 inch        2
- -010          13 inch        2              -110      13 inch        2
- -008          14 inch        2              -108      14 inch        2
- -006          14.563 inch    2              -106      14.563 inch    2
- -007          15 inch        2              -107      15 inch        2

Basis Weight 95/lb 3300 ft(2), economy grade; 101lb/3300 ft(2), premium grade.

[**]

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                                       3

3.2 MECHANICAL

3.2.1 Plate must be machine compatible with the Printware Model 1440es Platesetter.

3.2.2 Plate must be acceptable to handling under normal press operating conditions.

3.2.3 Plate must work with common convertors, both off-line and those that are on-line with offset presses.

3.3  ELECTRICAL

3.3.1    Exposure Sensitivity: 780 nm.

3.3.2    Charge acceptance:  TBD

3.3.3    Dark decay: TBD

3.3.4    Laser light decay:  TBD

                                      PRINTWARE
                             ELECTROSTATIC PLATE MATERIAL
                                    P/N 802222-TAB
3.4 ENVIRONMENTAL

Electrostatic Plate Material shall be capable of meeting all functional and performance requirements of this specification when operated within the combined environments shown without regarding any adjustments.

                        Ambient Temp   Relative Humidity    Altitude
                       -------------   -----------------   -----------
Storage                 65 to 75 F.       40% to 50%       0-8,200 Ft
Operating               50 to 90 F.       30% to 70%       0-8,200 Ft
Transport              -40 to 122 F.       0% to 99%       0-40,000 Ft

Store in a cool, dry place in original packaging. Keep in plastic bag when not in use.

3.5  PERFORMANCE

3.5.1. The plate shall perform both as a lithographic plate and as a camera ready copy.

3.5.2    [**]
       - [**]
         [**]
       - [**]
       - [**]
       - [**]
       - [**]

3.5.3    [**]
       - [**]
       - [**]
       - [**]
       - [**]
       - [**]

3.5.4    Run length, economy grade - 1000 impressions.
         Run length, premium grade - 10,000 impressions.

3.5.5 Stretch, economy grade - around press cylinder, short grain orientation for rolls 12'' or wider, long grain orientation for rolls under 12'', less than 2.0% at 1000 impressions.
         Stretch, premium grade - around press cylinder, short grain orientation for rolls 12'' or wider, long grain orientation for rolls under 12'', less than 0.2% at 1250 impressions.

3.5.6    Shelf life - 18 months.

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                                       5

                                      PRINTWARE
                             ELECTROSTATIC PLATE MATERIAL
                                  P/N 802222-TAB REV



4.0      QUALITY

4.1      Quality

Product design, material selection and manufacturing workmanship shall be in accordance with standard industry practices such that products meet PRINTWARE INC. incoming quality requirements per paragraph 4.2 of this specification. PRINTWARE INC. reserves the right to conduct in-plant surveillance of vendor operations to assure that quality procedures comply with contractual requirements.

4.2 Incoming Requirements

    The indicated Receiving Inspection criteria shall be used to determine acceptability of lot quality levels. All inspection procedures shall be in accordance with MIL-STD-105D Normal II level.

The following incoming acceptance procedure indicated in Appendix I shall be performed in accordance with the following AQLAEs on a representative lot sample as speciifed.

Workmanship                            0.65AQL
Mechanical Criteria and Electrical     0.65 AQL

4.3 Identification

Each roll shall have an identification number to allow traceability of its manufacture.

    xxx - yy - zz
     |     |   ||
     |     |   ||________Position across jumbo roll width (A to E)
     |     |   |________# of set as taken from jumbo roll diameter
     |     |            (1-25, where 1 is the top)
     |     |____________Jumbo roll #
     |_______________Quality Control Lot #

The identification number shall be stamped on the end of the roll as close to the core as possible.

Each box of plate material is to be marked with the quality control lot # and jumbo roll #.

5.0 SHIPPING AND HANDLING

Preparation for delivery shall include unit packaging capable of protecting the unit when shipped using a commercial common carrier. PRINTWARE reserves the right to test packaging to National Safe Transit Association (NSTA) to verify compliance.

Pallet size   -    8'' - 11 1/4'' 120 rolls
                   a. 120 rolls, 60 cartons/pallet
                           (4 tiers, 15 cartons/tier)
                   b.  96 rolls, 48 cartons/pallet
                           (4 tiers, 12 cartons/tier)
                   12'' - 18'' rolls:
                   40 rolls, 20 cartons/pallet
                            (2 tiers, 10 cartons/tier)

Artwork master for box label to be approved by Printware, Inc. (See Figure 1.)

6.0 DESIGN OR PROCESS CHANGES

Notification of any process changes, design changes or material changes that will affect fit, form or function, shall be made to PRINTWARE Purchasing Department prior to shipment of the unit. The information submitted shall include a complete description of the change and the effect the change will have on characteristics specified or unspecified of the unit. The design, materials and manufacturing process upon which approval was based, shall be the reference to which requested changes will be compared.

7.0 APPROVED VENDOR LIST

E.J. Gaisser Company, Stamford, Connecticut  06902

                              IR EP MASTER SPECIFICATION

                                  (TEST ENVIROMENT)

                               E.J. GAISSER GRADE CODE

                     PRINTWARE TECHNICAL SPECIFICATION 802222-TAB

TEST LOCATION(S):

    1.  E.J. Gaisser (Stamford) - QUALITY CERTIFIER
    2.  Printware - QUALITY MONITOR

TEST CONDITION:

1.  Imaging:  -  Hardware Printware 1440 Platesetter
              -  Environment: 67-77 F, 35-55% RH
              -  Toner:  Printware 821630 (Specification in Appendix II)
              -  Laser:  Calibrated by Printware
              -  Fuser setting 40% - 80%
              -  Test Image:  Process Control Test Image (Appendix III)
              -  Laser:  Dial - 0 to10
                         Top adjustment - 1/4 to 3/4
              -  Corona:  AC from 3-10
                          DC - full operational range
              -  Toner Bias:  Full operational range

2.  Conversion:    -  Hardware:  Prepco TP-16 convertor with a 18 rpm motor
                                 option, note that the plate must be useable with Deluxe model 105 convertor.
                   -Solution:  Printware Conversion Solution 802239
                               (no more than 1 week old)
3.  Printing  -  Press:  A.B. Dick 369
              -  Ink:  A B Dick 101-2C with tack range of 16-20
              -  Fountain Solution:  Printware Fountain Solution mixed by volume:
                   25 parts deionized or distilled water
                    2 parts isopropyl alcohol
                    5 parts conversion solution
              -  Stripe:  Ink form rollers to plate 3/16''
                          Plate to blanket 3/16''
                          Blanket to impression 3/16''
              -  Speed:  6000 - 8000 impressions per hour
              -  Paper:  Nekoosa 23# or 24# MICR bond 8.5'' x 11''

                              IR EP MASTER SPECIFICATION

                                  (TEST ENVIRONMENT)

                               E.J. GAISSER GRADE CODE

                     PRINTWARE TECHNICAL SPECIFICATION 802222-TAB

    -    Plate size and press orientation:
         a. 12'' or wider rolls: 10'' x roll width with the roll width or short grain dimension around the plate cylinder.

         b. under 12'' wide rolls: roll width x 15'' with the 15'' long grain dimension around the plate cylinder.
              - Blanket wash:  AM Blankrola Power Solve
              - Environment:  67-77 F, 45-55% RH

TEST SAMPLES:

[**]







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                                       9

                                     APPENDIX II
                         PRINTWARE 821630 TONER SPECIFICATION


FUNCTIONAL PROPERTIES:                 821630

Charge to mass ratio (KG/Coulomb)      [**]
                                       ----------------------
Total charge (Microcolombs)            [**]
                                       ----------------------
Conductivity (Picomhos/Cm)             [**]
                                       ----------------------
Optical density                        [**]
                                       ----------------------
% Solids                               [**]
                                       ----------------------






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                                       10